UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 26, 2012

Date of Report

(Date of earliest event reported)

WIZZARD SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	001-33935	87-0609860
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

5001 Baum Boulevard, Suite 770

Pittsburgh, Pennsylvania 15213

(Address of principal executive offices)

(412) 621-0902

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 26, 2012, Wizzard Software Corporation, a Colorado corporation (the “Company”), entered into Employment Agreements with its Chief Executive Officer, Christopher J. Spencer, and its Chief Financial Officer, John Busshaus.  Under the terms of the Employment Agreements, the Company agreed to employ Messrs. Spencer and Busshaus for a period of three years, beginning on October 1, 2012, and terminating on September 30, 2015, at annual salaries of $400,000 and $350,000, respectively.  Each Employment Agreement will automatically be extended for an additional one year period unless the Company gives the employee at least 90 days’ written notice that it does not wish to extend such Employment Agreement.  At the end of the initial three year term of each employee’s respective Employment Agreement, he will receive a bonus equal to his highest annual salary.

Each Employment Agreement contains standard non-disclosure covenants, as well as standard non-competition and non-solicitation restrictions for a period of six months after termination of employment.  See Item 9.01 of this Current Report.  In addition to their compensation to be paid under their Employment Agreements, effective as of September 26, 2012, the Company’s Board of Directors resolved to grant to Messrs. Spencer and Busshaus cash bonuses of $100,000 in recognition of their efforts and diligence in closing the Securities Exchange Agreement.  See Item 2.01 of this Current Report.

The Employment Agreements of Messrs. Spencer and Busshaus are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.  See the Exhibit Index, Item 9.01 of this Current Report.  The foregoing descriptions of the Employment Agreements do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On April 5, 2012, the Company executed a Share Exchange Agreement (the “Agreement”) with Universal Entertainment Group Limited, a British Virgin Islands company (“UEG”); Digital Entertainment International Ltd., a company incorporated under the law of the Hong Kong Special Administrative Region that is 100% owned by UEG (“Digital HKCO”); Beijing Dingtai Guanqun Culture Co. Ltd., a company incorporated under the law of the People’s Republic of China (the “PRC”) that is 100% owned by Digital HKCO (the “WOFE”); Beijing FAB Culture Co., Ltd., a company that is incorporated under the law of the PRC (“FAB Culture”); and Beijing FAB Digital Entertainment Products Co., Ltd., a company organized under the laws of the PRC (“FAB Digital” and together with FAB Culture the “VIE Entities”).  The execution of the Agreement was disclosed in the Company’s Current Report on Form 8-K dated April 5, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2012, and which is incorporated herein by reference.  See the Exhibit Index, Item 9.01 of this Current Report.

The terms of the Agreement were disclosed in the Company’s definitive proxy statement as filed with the SEC on June 15, 2012, which is incorporated herein by reference.  The Company’s common stockholders voted to approve the Agreement at the annual meeting of stockholders held on July 30, 2012, and this approval was disclosed in the Company’s Current Report on Form 8-K dated July 30, 2012, and filed with the SEC on the same date, and which is incorporated herein by reference.  See the Exhibit Index, Item 9.01 of this Current Report.

On September 26, 2012, the Company closed the Agreement, by which it acquired from UEG all of the issued and outstanding shares of capital stock of Digital HKCo in exchange for the issuance of a total of 10,282,611 “unregistered” and “restricted” shares of the Company’s common stock, representing 49% of the Company’s issued and outstanding common shares, on a fully-diluted basis, immediately after the closing (the “Closing”).  As additional consideration for the Digital HKCo shares, at the Closing the Company also issued 290 “unregistered” and “restricted” shares of its Series B Convertible Preferred Stock as described in Item 3.02 below.

Item 3.02  Unregistered Sales of Equity Securities.

In connection with the Closing of the Share Exchange Agreement, on September 26, 2012, the Company issued a total of 10,282,611 “unregistered” and “restricted” shares of its common stock (the “Initial Company Shares”) and 290 “unregistered” and “restricted” shares of its Series B Convertible Preferred Stock to 41 designees of UEG in consideration of the Company’s acquisition from UEG of all of the issued and outstanding shares of capital stock of Digital HKCo.  The Company relied on the exemption from registration provided by Regulation S of the Securities and Exchange Commission in reliance on each designee’s status as a non-“U.S. person” as that term is defined in Rule 902(k) of Regulation S of the Securities and Exchange Commission.

The Preferred Stock has no dividend rights or voting rights or the right to receive any assets of the Company upon liquidation, dissolution or winding up.  The Preferred Stock will be convertible into shares of the Company’s common stock in three (3) tranches upon the occurrence of the following conversion events:

(i) upon the successful completion of certain Corporate Governance Objectives for the four (4) consecutive and complete reporting quarters of the Company immediately following the Closing, UEG’s designees shall have the right to convert the first tranche of 210 shares of Preferred Stock into shares of the Company’s common stock;

(ii) upon the successful completion of:  (a) all of the Corporate Governance Objectives for the four (4) consecutive and complete reporting quarters of the Company immediately following the Closing; and (b)  a Revenue Objective requiring that Digital HKCo, the WFOE and the VIE Entities (collectively, the “FAB Companies”) receive sales revenues of at least US$60,000,000 and net income of US$12,000,000 in fiscal year 2011, UEG’s designees shall have the right to convert the second tranche of 40 shares of Preferred Stock into shares of the Company’s common stock; and

(iii) upon the successful completion of (a) all of the Corporate Governance Objectives for the six (6) consecutive and complete reporting quarters of the Company immediately following the Closing; and (b)  a Revenue Objective requiring that the FAB Companies receive sales revenues of at least US$70,000,000 and net income of US$14,000,000 in fiscal year 2012, UEG’s designees shall have the right to convert the third tranche of 40 shares of Preferred Stock into shares of the Company’s common stock.

Upon the occurrence of each conversion event, the three tranches of Preferred Stock will be convertible into a number of shares of common stock that will bring the overall equity position in the Company of the holders of the Initial Company Shares, the Preferred Stock and the common stock issuable upon conversion of the Preferred Stock, on a fully diluted basis as of the date of Closing, to 70%, 74% and 78%, respectively.  Based on a total of 10,702,309 fully-diluted outstanding common shares as of the Closing date, 14,689,444 common shares will be issuable upon conversion of the first tranche of Preferred Stock; 5,488,364 common shares upon conversion of the second tranche; and 7,484,132 common shares upon conversion of the third tranche.  On September 19, 2012, the Company filed with the Colorado Secretary of State Articles of Amendment containing a Certificate of Designation of Preferences, Rights and Limitations of the Preferred Stock.  See the Company’s Current Report on Form 8-K dated September 19, 2012, and filed with the SEC on the same date.

The Initial Company Shares are subject to the terms of a Voting Agreement, which has been executed by all of UEG’s designees, and which assigned to the Company’s Board of Directors the right to vote all of the Initial Company Shares for a period of eight (8) consecutive and complete reporting quarters of the Company after the Closing, provided, however, that:

(i)  if Digital HKCo and the VIE Entities successfully complete all of certain Corporate Governance Objectives for two (2) consecutive and complete reporting quarters after the Closing, the Company’s Board of Directors will release the voting rights to 50% of the Initial Company Shares held by the designees at such time;

(ii)  upon successful completion of all of the Corporate Governance Objectives for six (6) consecutive and complete  reporting quarters after the Closing, the Company’s Board of Directors will release the voting rights to another 25% of the Initial Company Shares held by UEG’s designees at such time; and

(iii) upon the successful completion of all of the Corporate Governance Objectives for eight (8) consecutive and complete reporting quarters after the Closing, the Company’s Board of Directors will release the voting rights to the remaining Initial Company Shares held by UEG’s designees at such time.

Fifty percent of the Initial Company Shares (the “Lock-up Shares”) are also subject to the terms of a Lock-up Agreement by which UEG’s designees have agreed not to transfer, sell, hypothecate or gift such Lock-up Shares for a period of 12 months following the Closing date.  In addition, during the first 24 months after the Closing, Digital HKCo and each of its permitted transferees or designees will have piggyback registration rights with respect to all Initial Company Shares that are not then subject to the restrictions of the Lock-up Agreement or the Voting Agreement, and all Company shares that have been issued upon conversion of Preferred Stock to cause such shares to be included in (i) any registration statement that the Company files with the SEC to register under the Securities Act of 1933, as amended, common shares held by any person who was a stockholder of the Company at the time of Closing (or any transferee thereof); or (ii) any other registration statement filed by the Company so long as a majority of the Company’s Board of Directors has made a good faith determination that such piggyback registration will not significantly prejudice the Company’s ability to raise capital.

Forms of the Voting Agreement and the Lock-up Agreement as executed by UEG’s designees are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.  See the Exhibit Index, Item 9.01 of this Current Report.  The foregoing descriptions of the Voting Agreement and the Lock-up Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 4.01   Changes in Registrant’s Certifying Accountant

Effective as of September 26, 2012, the date of the closing of the Agreement, Gregory & Associates, LLC, resigned as the Company’s independent accountant.  With the exception of a “going concern” qualification, the reports of Gregory & Associates, LLC on the financial statements for the Company’s past two fiscal years contained no adverse opinion or any disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.  The resignation of Gregory & Associates, LLC was accepted by the Company’s Board of Directors effective as of September 26, 2012.

During the Company’s two most recent fiscal years and any subsequent interim period preceding such resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s two most recent fiscal years and any subsequent interim period preceding such resignation, Gregory & Associates, LLC:

did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

did not advise the Company that information has come to the accountant's attention that has led it to no longer be able to rely on management’s representations, or that has made it unwilling to be associated with the financial statements prepared by management;

did not advise the Company of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during such period that if further investigated may:

materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or cause it to be unwilling to rely on management’s representations or be associated with the Company’s financial statements, due to the accountant’s resignation (due to audit scope limitations or otherwise), or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

did not advise the Company that information has come to the accountant’s attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the accountant’s resignation, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation.

Effective as of September 27, 2012, the Company engaged Friedman LLP to audit the Company’s financial statements.  During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging Friedman LLP, neither the Company nor anyone on its behalf consulted the newly engaged accountant regarding:

either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation

S-K of the SEC or a reportable event (as described in paragraph 304(a)(1)(v) thereof).

We have provided Gregory & Associates, LLC, with a copy of the disclosure provided under this Item of this Current Report and have advised them to provide us with a letter addressed to the SEC as to whether they agree or disagree with the disclosures made herein.  A copy of their response is attached hereto and incorporated herein by this reference.  See Item 9.01 of this Current Report.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2012, in connection with the closing of the Share Exchange Agreement, and pursuant to the terms thereof:  (i) Christopher J. Spencer resigned as the Chairman of the Company’s Board of Directors, while remaining as a voting member of the Board; (ii) Zhang Hongcheng was designated as a director and the Chairman of the Company’s Board of Directors; and (iii) Gu Jian Fen was designated as a director of the Company, with Mr. Zhang and Ms. Gu each to serve an initial term of no less than two years as provided in Paragraph 8.3 of the Share Exchange Agreement.  The designation of Mr. Zhang and Ms. Gu to the Board of Directors was approved by a vote of the Company’s common stockholders at the annual stockholders’ meeting held on July 30, 2012, with such approval made subject to the prior closing of the Share Exchange Agreement.  This approval was disclosed in the Company’s Annual Report on Form 8-K dated July 30, 2012, and filed with the SEC on the same date, and which is incorporated herein by reference.  See the Exhibit Index, Item 9.01 of this Current Report.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2012, pursuant to the terms of the Share Exchange Agreement, the Company filed with the Colorado Secretary of State Articles of Amendment by which it changed its name to “FAB Universal Corp.”  The Articles of Amendment are attached hereto as Exhibit 3, and are incorporated herein by reference.  See the Exhibit Index, Item 9.01 of this Current Report.  The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 8.01  Other Events.

Also on September 26, 2012, the Company issued a total of 800,000 shares of its common stock to its directors and executive officers, as follows:

Name of Director or Officer

No. of Shares

Christopher J. Spencer

250,000

John Busshaus

250,000

Denis Yevstifeyev

100,000

Douglas Polinsky

100,000

J. Gregory Smith

100,000

These shares were issued pursuant to SEC Rule 16b-3(d)(1) as a bonus to acknowledge each director’s and executive officer’s substantial work in connection with the Closing of the Share Exchange Agreement.  The issuance of these shares was part of the shares registered in the Company’s Registration Statement on Form S-8 filed with the SEC on July 20, 2012.

Item 9.01  Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

Audited financial statements of Digital Entertainment International Ltd. for the

            fiscal years ended September 30, 2011 and 2010*

Unaudited financial statements of Digital Entertainment International Ltd. for the nine months ended June 30, 2012*

(b)

Pro forma financial information.

Unaudited condensed consolidated pro forma financial information of Wizzard Software and subsidiaries and Digital Entertainment International Ltd. and subsidiaries at June 30, 2012*

*  These financial statements are filed respectively as Exhibits 99.1, 99.2 and 99.3, respectively to this Current Report.

(d)

Exhibits.

Exhibit No.

Exhibit Description

3

Articles of Amendment changing the Company’s name

10.1

Employment Agreement of Christopher J. Spencer

10.2

Employment Agreement of John Busshaus

10.3

Form of Voting Agreement

10.4

Form of Lock-up Agreement

16

Letter regarding change in certifying accountant

99.1

Audited financial statements of Digital

Entertainment International Ltd. for the fiscal years

ended September 30, 2011 and 2010

99.2

Unaudited financial statements of Digital Entertainment International Ltd. for the nine months ended June 30, 2012

99.3

Unaudited condensed pro forma financial

information of Digital Entertainment International

Ltd. for the six months ended June 30, 2012

Current Report on Form 8-K dated April 5, 2012, and filed with the SEC on April

10, 2012*

Exhibit 10.1 - Share Exchange Agreement with exhibits thereto

Exhibit 99 - Press Release dated April 10, 2012

Definitive Proxy Statement filed with the SEC on June 15, 2012*

Current Report on Form 8-K dated July 30, 2012, and filed with the SEC on the same date*

Current Report on Form 8-K dated September 19, 2012, and filed with the SEC on the same date*

Exhibit 3 – Articles of Amendment designating a class of preferred stock

*  Each of these filings, with exhibits thereto, is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZZARD SOFTWARE CORPORATION,

a Colorado corporation

Dated:  9/28/2012

By /s/ Christopher J. Spencer

Christopher J. Spencer, President